JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT (this “Agreement”) is made and entered into as of this 14 day of April 2011, by and among Enrique Eskenazi, Sebastián Eskenazi, Matías Eskenazi Storey, Ezequiel Eskenazi Storey, Petersen Energía S.A., Petersen Energía PTY LTD., Petersen Inversiones Spain, S.A., Petersen Energía Inversora, S.A., Petersen Energía Inversora S.A., Petersen Energía Inversora Holding GmbH, and Petersen Energía Inversora Holdings, S.A.

The parties to this Agreement hereby agree to prepare jointly and file timely (and otherwise to deliver as appropriate) all filings on Schedule 13D or 13G relating to their ownership (direct or otherwise) of any securities of YPF Sociedad Anónima, a corporation organized under the laws of Argentina, and any and all amendments thereto and any other documents relating thereto (collectively, the “Filings”) required to be filed by them (and only to the extent that such party is required to make such filing) pursuant to the Securities Exchange Act of 1934, as amended. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings. This Agreement supersedes all prior joint filing agreements executed by any of the parties with respect to any securities of YPF Sociedad Anónima.

IN WITNESS WHEREOFF, the parties hereto have executed this Agreement as of the date first set forth above.

April 14, 2011	Enrique Eskenazi
By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	Sebastián Eskenazi
By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	Matías Eskenazi Storey
By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	Ezequiel Eskenazi Storey
By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA PTY LTD.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN INVERSIONES SPAIN, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA INVERSORA, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA INVERSORA S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA INVERSORA HOLDING GmbH

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact

April 14, 2011	PETERSEN ENERGIA INVERSORA HOLDINGS, S.A.

By: /s/ Mauro Renato José Dacomo
By: Mauro Renato José Dacomo
Title: Attorney-in-Fact